UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.

On November 8, 2011, NRG Energy, Inc., (“NRG”), the subsidiaries of NRG named in the forty-sixth supplemental indenture (as described below) (collectively, the “Existing Guarantors”), Energy Plus Holdings LLC, Energy Plus Natural Gas LLC, Independence Energy Alliance LLC, Independence Energy Group LLC and Independence Energy Natural Gas LLC (collectively, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the fifty-second supplemental indenture (the “Fifty-Second Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by the ninth supplemental indenture, dated as of November 21, 2006, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the “2017 Notes”),  the twelfth supplemental indenture, dated as of July 19, 2007, among NRG, the guarantors party thereto and the Trustee, the fifteenth supplemental indenture, dated as of August 28, 2007, among NRG, the guarantors party thereto and the Trustee, the eighteenth supplemental indenture, dated as of April 28, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-first supplemental indenture, dated as of May 8, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-sixth supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirtieth supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fourth supplemental indenture, dated as of June 22, 2010, among NRG, the guarantors party thereto and the Trustee, a thirty-ninth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, and the forty-sixth supplemental indenture, dated as of May 20, 2011, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Fifty-Second Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.

On November 8, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fifty-third supplemental indenture (the “Fifty-Third Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), the twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the guarantors party thereto and the Trustee, the fortieth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, and the forty-seventh supplemental indenture, dated as of May 20, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fifty-Third Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 8.50% 2019 Notes.

On November 8, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fifty-fourth supplemental indenture (the “Fifty-Fourth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), the forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the guarantors party thereto and the Trustee, and the forty-eighth supplemental indenture, dated as of May 20, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fifty-Fourth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On November 8, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fifty-fifth supplemental indenture (the “Fifty-Fifth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the forty-second supplemental indenture, dated as of January 26, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), and the forty-ninth supplemental indenture, dated as of May 20, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fifty-Fifth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

On November 8, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fifty-sixth supplemental indenture (the “Fifty-Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fiftieth supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”). Pursuant to the Fifty-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 7.625% 2019 Notes.

On November 8, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fifty-seventh supplemental indenture (the “Fifty-Seventh Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fifty-first supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”). Pursuant to the Fifty-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2021 Notes.

A copy of the Fifty-Second Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifty-Third Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifty-Fourth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifty-Fifth Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifty-Sixth Supplemental Indenture is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifty-Seventh Supplemental Indenture is attached as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Fifty-Second Supplemental Indenture, the Fifty-Third Supplemental Indenture, the Fifty-Fourth Supplemental Indenture, the Fifty-Fifth Supplemental Indenture, the Fifty-Sixth Supplemental Indenture and the Fifty-Seventh Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ Michael R. Bramnick

Michael R. Bramnick
Executive Vice President and General Counsel

November 8, 2011

EXHIBIT INDEX

Exhibit No.	Document

4.1

Fifty-Second Supplemental Indenture, dated as of November 8, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2

Fifty-Third Supplemental Indenture, dated as of November 8, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3

Fifty-Fourth Supplemental Indenture, dated as of November 8, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4

Fifty-Fifth Supplemental Indenture, dated as of November 8, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.5

Fifty-Sixth Supplemental Indenture, dated as of November 8, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.6

Fifty-Seventh Supplemental Indenture, dated as of November 8, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.